BLACKROCK FUNDSSM

BlackRock Impact U.S. Equity Fund

(the “Fund”)

Supplement dated September 30, 2019 to the Summary Prospectuses, the Prospectuses and the Statement of Additional Information of the Fund, each dated September 27, 2019, as supplemented to date

This Supplement was previously filed on September 23, 2019.

On September 18, 2019, the Board of Trustees (the “Board”) of BlackRock FundsSM approved a change in the name of the Fund to “BlackRock Advantage ESG U.S. Equity Fund.” In addition, the Fund is making certain changes to its investment process and strategies disclosure. These changes will become effective on December 2, 2019.

Accordingly, effective on December 2, 2019, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and Statement of Additional Information, as applicable:

All references to “BlackRock Impact U.S. Equity Fund” are changed to “BlackRock Advantage ESG U.S. Equity Fund” to reflect the Fund’s new name.

The section of the Summary Prospectuses entitled “Key Facts about BlackRock Impact U.S. Equity Fund — Principal Investment Strategies of the Fund” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Impact U.S. Equity Fund — Principal Investment Strategies of the Fund” are deleted in their entirety and replaced with the following:

The Fund seeks to pursue its investment objective by investing in equity securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over-and under-weighting particular equities while seeking to control incremental risk. BlackRock, the Fund’s investment manager, then constructs and rebalances the portfolio by integrating investment insights with the model-based optimization process. Certain of the investment insights relate to societal issues. The principal societal outcomes measured are environmental, social and governance (“ESG”) related. The Fund will screen out certain companies or industries, including companies that are classified in the tobacco and alcohol industry based on Global Industry Classification codes and certain companies whose primary business is civilian firearms manufacture, as determined by BlackRock.

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in U.S. equity securities, which include common stock, preferred stock and convertible securities. Generally, the Fund will invest in equities or other financial instruments that are components of, or have market capitalizations similar to the securities included in, the Russell 3000® Index (the “Benchmark”). The companies included in the Benchmark have market capitalizations that range from approximately $14 million to $1.06 trillion as of July 31, 2019. The Fund primarily seeks to buy common stock. From time to time the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including, but not limited to, the Benchmark. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

The risk factors entitled “Risk of Impact Investing” and “Risk of Using the BlackRock SAE Impact Methodology” in the section of the Summary Prospectuses entitled “Key Facts About BlackRock Impact U.S. Equity Fund — Principal Risks of Investing in the Fund” and the sections of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock Impact U.S. Equity Fund — Principal Risks of Investing in the Fund” and “Details About the Fund — Investment Risks — Principal Risks of Investing in the Fund” are deleted in their entirety and replaced by the following:

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Risk of ESG Investing — The Fund intends to invest a portion of its assets in companies with measurable societal outcomes, as determined by BlackRock, and screen out particular companies and industries. The principal societal outcomes measured are ESG related. This may affect the Fund’s exposure to certain companies or industries and the Fund will forego certain investment opportunities. The Fund’s results may be lower than other funds that do not seek to invest in companies based on expected ESG outcomes and/or screen out certain companies or industries. The Fund seeks to identify companies that it believes may have ESG outcomes, but investors may differ in their views of what constitutes positive or negative ESG outcomes. As a result, the Fund may invest in companies that do not reflect the beliefs and values of any particular investor.

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Risk of Using BlackRock’s Systematic Active Equity (“SAE”) ESG Research — Unlike funds that solely employ exclusion-based methodologies in order to implement their societally oriented investment programs, the Fund seeks to provide total return by investing a portion of its assets in a portfolio of equity securities of companies with positive aggregate societal outcomes, as determined by BlackRock, compared to the Benchmark. The principal societal outcomes measured are ESG related. The Fund screens out certain companies or industries and then selects and weights securities based on the issuer’s measurable ESG outcomes, as determined by BlackRock, in conjunction with forecasts of return, risk and transaction costs. This methodology may have the effect of limiting investments in companies that would pass screen-based tests, which could have a negative effect on the Fund’s investment performance. The Fund may also invest in companies that would otherwise be screened out of other societally oriented funds. Security selection will be impacted by the combined focus on ESG outcomes and forecasts of return, risk and transaction costs that is systematically and quantitatively applied to each equity investment weighting by the Fund.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Investment Process” is deleted in its entirety and replaced with the following:

The Fund seeks to pursue its investment objective by investing in equity securities in a disciplined manner, by using proprietary return forecast models that incorporate quantitative analysis. These forecast models are designed to identify aspects of mispricing across stocks which the Fund can seek to capture by over-and under-weighting particular equities while seeking to control incremental risk. BlackRock Advisors, LLC, the Fund’s investment manager (“BlackRock”), then constructs and rebalances the portfolio by integrating investment insights with the model-based optimization process. Certain of the investment insights relate to societal issues. The principal societal outcomes measured are environmental, social and governance (“ESG”) related. The Fund will screen out certain companies or industries, including companies that are classified in the tobacco and alcohol industry based on Global Industry Classification codes and certain companies whose primary business is civilian firearms manufacture, as determined by BlackRock.

To evaluate a company using BlackRock’s Systematic Active Equity (“SAE”) ESG research, BlackRock measures ESG outcomes which comprise an element of SAE’s research. The ESG outcomes utilized in the process may change over time and one or more outcomes may not be relevant to all companies that are eligible for investment. BlackRock’s SAE ESG research does not attempt to capture all positive or negative outcomes, rather those that in BlackRock’s opinion, can be measured and have an investment thesis associated with the outcome. BlackRock determines which outcomes to include in the model and what changes are made in the model over time.

The Fund has no stated minimum holding period for investments and may buy or sell securities whenever Fund management sees an appropriate opportunity. The Fund may engage in active and frequent trading of its investments.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — BlackRock SAE Impact Methodology” is deleted in its entirety.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund seeks to invest at least 80% of its net assets plus any borrowings for investment purposes in U.S. equity securities, which include common stock, preferred stock and convertible securities. Generally, the Fund will invest in equities or other financial instruments that are components of, or have market capitalizations similar to the securities included in, the Russell 3000® Index (the “Benchmark”). The companies included in the Benchmark have market capitalizations that range from approximately $14 million to $1.06 trillion as of July 31, 2019. The Fund primarily seeks to buy common stock. From time to time the Fund may invest in shares of companies through “new issues” or initial public offerings (“IPOs”).

The Fund may use derivatives, including options, futures, swaps (including, but not limited to, total return swaps, some of which may be referred to as contracts for difference) and forward contracts, both to seek to increase the return of the Fund and to hedge (or protect) the value of its assets against adverse movements in currency exchange rates, interest rates and movements in the securities markets. In order to manage cash flows into or out of the Fund effectively, the Fund may buy and sell financial futures contracts or options on such contracts. Derivatives are financial instruments whose value is derived from another security, a currency or an index, including but not limited to the Benchmark. The use of options, futures, swaps and forward contracts can be effective in protecting or enhancing the value of the Fund’s assets.

The Fund is classified as diversified under the Investment Company Act of 1940, as amended (the “Investment Company Act”).

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Shareholders should retain this Supplement for future reference.

PR2SAI-IUSE-0919SUP2

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